July 13, 2010

DREYFUS TOTAL RETURN
ADVANTAGE FUND

Supplement to Prospectus
dated March 1, 2010

     Effective August 1, 2010, the following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Fund Summary —Fees and Expenses” and the first paragraph in the section of the Fund’s Prospectus entitled “Fund Details — Management”:

     The Fund has agreed to pay The Dreyfus Corporation (Dreyfus) a management fee at the annual rate of 0.45% of the Fund’s average daily net assets. Additionally, Dreyfus has contractually agreed, until March 1, 2011, to waive receipt of its fees and/or assume the expenses of the Fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.55%.

6066S0710